(GRAPHIC OMITTED)
                               (FLAG INVESTORS LOGO)

                                 International
                                      Fund

                                 Annual Report
                                October 31, 1999

LETTER TO SHAREHOLDERS

Dear Shareholders:

         At the recent shareholder's meeting, you approved changing the structure of this portfolio. This step will shift the portfolio management function of this fund to another well recognized international investing team. We want to thank The Glenmede Trust Company which has been the sub-advisor for the past six years. Their disciplined, value approach has served the fund well as indicated by the Fund's 23.5% return over the past twelve months versus the 23.0% return for the EAFE Index.

         We are enthusiastic that the portfolio team headed by Michael Levy at Bankers Trust will assume portfolio management responsibilities for this fund about January 18, 2000. This group manages both separate accounts and other mutual funds with over $5 billion in assets mostly for institutional investors. We are pleased that we will be bringing this investment expertise to Flag shareholders shortly.

Sincerely,


/s/ Truman T. Semans

TRUMAN T. SEMANS
Chairman

December 7, 1999

TEN LARGEST HOLDINGS

                                                                  Percent of
Company                                                           Net Assets
------------------------------------------------------------------------------

      1.   Acom Co., Ltd.                                            3.09%
           One of the largest consumer lending companies in Japan.

     2.    Repsol SA                                                 2.69%
           A holding company which explores for, develops and produces petroleum products.

     3.    Kao Corp.                                                 2.65%
           Kao Corporation is a manufacturer of household and chemical products.

     4.    Endesa SA                                                 2.44%
           Endesa S.A. produces, transmits, distributes and supplies electricity to other major utilities throughout Spain.

     5.    Grupo Dragados, SA                                        2.30%
           Grupo Dragados, S.A. is a construction company.

     6.    Nintendo Co., Ltd.                                        2.30%
           Nintendo Co., Ltd. is a leading manufacturer and marketer of video games.

     7.    Assicurazioni Generali                                    2.24%
           Italy's largest insurer, offers life and non-life insurance and reinsurance in some 40 countries through 101 insurance companies.

      8.   East Japan Railway Co.                                    2.22%
           East Japan Railway Company is a railway transportation company that provides service in the Kanto and Tohoku regions including Tokyo. In addition, the company also operates real estate, hotels, and restaurant businesses.

      9.   Siemens AG                                                2.20%
           Siemens AG is a manufacturer of a wide range of industrial and consumer products.

     10.   SCOR                                                      2.02%
           SCOR is an insurance company.

FLAG INVESTORS INTERNATIONAL FUND

Additional Performance Information

         The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the Fund's performance to that of an appropriate market index. This graph measures the growth of a $10,000 hypothetical investment from the Fund's inception date through the end of the most most recent fiscal year-end. TheSEC also requires that we report the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter.

         Both the line graph and the SEC standardized total return figures include the impact of the Fund's maximum initial sales charge. Returns would be higher for investors who qualified for a lower initial sales charge.

         While the graphs and the total return figures are required by SEC rules, such comparisons are of limited utility since the total return of the Fund's classes are adjusted for sales charges and expenses while the total return of the indices are not. In fact, if you wished to replicate the total return of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

         The SEC total return figures may differ from total return figures in the shareholder letter because the time periods may be different and because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

FLAG INVESTORS INTERNATIONAL FUND

Additional Performance Information

Change in Value of a $10,000 Investment(1)
November 18, 1986-October 31, 1999

                    [Graph omiited, plot points]

                    Flag Investors International     Morgan Stanley Capital
                    Fund (Cumulative) $27,846        International Europe,
                                                     Australia, Far East
                                                     [Registration Mark]
                                                     (EAFE) Index $32,499

11/86                9,550                            10,000
10/87               10,324                            12,621
10/88               11,997                            15,799
10/89               14,066                            17,085
10/90               13,133                            14,895
10/91               12,719                            15,930
10/92               10,964                            13,824
10/93               15,706                            19,003
10/94               17,927                            20,920
10/95               16,261                            20,843
10/96               18,234                            23,025
10/97               21,422                            24,091
10/98               21,532                            26,416
10/99               27,846                            32,499




Average Annual Total Return

Periods Ended  10/31/99    1 Year    5 Years   10 Years   Since Inception(2)
   Class A Shares          17.94%     8.21%     6.58%           8.23%

   (1) Past performance is not an indicator of future results. Investment return and principal value may fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividends and capital gains distributions and include the Fund's 4.50% maximum sales charge. The Morgan Stanley Capital International Europe, Australia, Far East(R)
       (EAFE) Index is an unmanaged index that is widely recognized as an indicator of general international equity performance.
   (2) 11/18/86.

FLAG INVESTORS INTERNATIONAL FUND

Statement of Net Assets                                    October 31, 1999

      No. of                                                                      Percent of
      Shares               Security                            Value              Net Assets
-----------------------------------------------------------------------------------------------
Common Stock - 90.6%

Japan - 25.1%

            3,900          Acom Co., Ltd.                   $     426,025          3.1%
            5,000          Canon Inc.                             141,338          1.1
           16,000          Chugai Pharmaceutical Co.              190,111          1.4
               50          East Japan Railway Co.                 306,152          2.2
            3,000          Eisai Co., Ltd.                         82,359          0.6
            3,600          Familymart Co., Ltd.                   250,096          1.8
           20,000          Fuji Heavy Industries                  169,797          1.2
            4,000          Fuji Photo Film Co., Ltd.              128,402          0.9
            4,000          Honda Motor Co.                        168,647          1.2
           12,000          Kao Corp.                              365,657          2.7
           55,000          Kubota Corp.                           218,714          1.6
            2,000          Nintendo Co., Ltd.                     317,171          2.3
              800          Rohm Co.                               179,379          1.3
            1,600          Sony Corp.                             249,291          1.8
            2,000          Takefuji Corp.                         258,720          1.9
                                                            -------------        -----
                                                                3,451,859         25.1

United Kingdom - 15.1%

           27,000          Allied Domecq PLC                      151,299          1.1
           12,500          Allied Zurich PLC                      151,476          1.1
            9,300          BOC Group PLC                          199,148          1.5
           12,500          British American Tobacco                83,378          0.6
           25,000          Caradon PLC                             59,072          0.4
           60,000          Corus Group                            113,714          0.8
           38,750          Iceland Group PLC                      184,078          1.3
           19,488          Invensys PLC                            95,773          0.7
           20,000          Johnson Matthey PLC                    184,109          1.3
           10,000          Rio Tinto PLC                          170,818          1.2
           23,000          Scottish Power PLC                     212,858          1.6
           25,000          Tate & Lyle PLC                        163,475          1.2
           40,000          Tomkins PLC                            134,390          1.0
           18,734          Trinity Mirror  PLC                    172,609          1.3
                                                            -------------        -----
                                                                2,076,197         15.1

FLAG INVESTORS INTERNATIONAL FUND

Statement of Net Assets (continued)                        October 31, 1999

      No. of                                                                      Percent of
      Shares               Security                            Value              Net Assets
-----------------------------------------------------------------------------------------------
France - 10.1%

            1,000          Alcatel                          $     156,081          1.1%
            2,356          Lafarge SA                             226,579          1.7
            3,872          Lagardere Groupe (SCA)                 156,682          1.2
            2,600          Pernod-Ricard                          175,441          1.3
            5,600          SCOR                                   279,579          2.0
            1,839          Total Fina                             248,323          1.8
            2,000          Valeo SA                               143,573          1.0
                                                            -------------        -----
                                                                1,386,258         10.1
Spain - 8.2%

            1,500          Banco Popular de Espanol               100,901          0.7
           17,311          Endesa SA(1)                           336,602          2.5
           30,000          Grupo Dragados, SA                     317,522          2.3
           18,000          Repsol SA                              370,810          2.7
                                                            -------------        -----
                                                                1,125,835          8.2
Germany - 7.7%

            5,500          Bayer                                  224,872          1.6
              480          Celanese(1)                              7,492          0.1
            1,300          DaimlerChrysler                        101,248          0.7
            4,800          Hoechst AG                             210,126          1.5
            3,400          Siemens AG                             303,753          2.2
            4,000          Veba AG                                218,408          1.6
                                                            -------------        -----
                                                                1,065,899          7.7
Italy - 5.7%

            9,631          Assicurazioni Generali                 308,741          2.2
          121,520          Bennetton Group S.P.A                  268,219          2.0
           23,965          Telecom Italia S.P.A                   206,797          1.5
                                                            -------------        -----
                                                                  783,757          5.7
Netherlands - 5.1%

            4,900          Akzo Nobel                             210,847          1.5
            9,722          ABN-- Amro Hldgs N.V.                  234,919          1.7
           12,800          Hagemeyer N.V.                         262,208          1.9
                                                            -------------        -----
                                                                  707,974          5.1

FLAG INVESTORS INTERNATIONAL FUND


      No. of                                                                      Percent of
      Shares               Security                            Value              Net Assets
-----------------------------------------------------------------------------------------------
Australia - 4.5%

           27,700          Australian Gas Light Co.          $    152,687          1.1%
          100,000          Foster's Brewing Co.                   265,603          1.9
           17,500          Lend Lease Corp., Ltd.                 201,211          1.5
                                                             ------------        -----
                                                                  619,501          4.5
Sweden - 3.7%

            5,550          AstraZeneca                            250,253          1.8
            5,000          SKF AB-- B Shares                      101,357          0.8
            6,000          Volvo AB-- B Shares                    154,766          1.1
                                                             ------------        -----
                                                                  506,376          3.7
Denmark - 1.4%

            2,500          Uni-Danmark A/S                        194,429          1.4
                                                             ------------        -----

Norway - 1.2%

            4,300          Norsk Hydro                            171,570          1.2
                                                             ------------        -----

Belgium - 1.2%

              500          Electrabel, SA                         164,805          1.2
                                                             ------------        -----

New Zealand - 0.8%

           28,000          Telecom Corp. of New Zealand           112,535          0.8
                                                             ------------        -----

Singapore - 0.8%

           10,000          Singapore Airlines Ltd. F              105,779          0.8
                                                             ------------        -----

Total Common Stock
      (Cost $9,244,161)                                        12,472,774         90.6
                                                             ------------        -----

FLAG INVESTORS INTERNATIONAL FUND

Statement of Net Assets (concluded)                        October 31, 1999

                                                                                  Percent of
      Par (000)            Security                            Value              Net Assets
-----------------------------------------------------------------------------------------------
  Repurchase Agreement - 9.7%

$           1,336          Goldman Sachs & Co., 5.10%
                                 dated 10/29/99 to be
                                 repurchased for $1,336,568
                                 on 11/1/99, collateralized
                                 by U.S. Treasury Bonds
                                 5.625%, due 2/28/01 with
                                 a market value of
                                 $1,363,382.
                                 (Cost $1,336,000)           $  1,336,000          9.7%
                                                             ------------        -----
Total Investments in Securities
            (Cost $10,580,161)                                 13,808,774        100.3

Liabilities in Excess of Other Assets                             (38,030)        (0.3)
                                                             ------------        -----

Total Net Assets                                             $ 13,770,744        100.0%
                                                             ============        =====

Net Asset Value and Redemption Price Per Share
            ($13,770,744 / 661,033 shares outstanding)              $20.83
                                                                    ======

Maximum Offering Price Per Share
            ($20.83 / 0.955)                                        $21.81
                                                                    ======


-----------
(1) Non-income producing security.


                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND

-------------------------------------------------------------------------------
Industry Diversification                                   October 31, 1999


-------------------------------------------------------------------------------

                                                                  % of Total
                                                                   Net Asset
                                                                     Value
                                                                --------------
           Common Stock

           Chemicals......................................            8.0%
           Banking........................................            4.9
           Electronic Equipment...........................            4.7
           Utilities-Electric.............................            4.3
           Pharmaceutical.................................            3.8
           Insurance......................................            3.5
           Industrials....................................            3.5
           Finance........................................            3.1
           Food & Beverages...............................            3.0
           Automotive.....................................            3.0
           Oil-Foreign....................................            2.7
           Personal Products..............................            2.7
           Financial Services.............................            2.6
           Publishing.....................................            2.4
           Automobiles & Trucks...........................            2.4
           Engineering & Construction.....................            2.3
           Toys...........................................            2.3
           Life Insurance.................................            2.2
           Railroads......................................            2.2
           Housing & Home Furnishings.....................            2.0
           Textiles.......................................            2.0
           Consumer Products..............................            1.9
           Convenience....................................            1.8
           Tobacco........................................            1.7
           Building Materials.............................            1.6
           Computers......................................            1.6
           Telecommunications.............................            1.5
           Electronics....................................            1.3
           Retail-Food Chains.............................            1.3
           Electronics-Semiconductors.....................            1.3
           Beverages......................................            1.3
           Consumer Services..............................            1.3
           Foods..........................................            1.2
           Natural Gas....................................            1.1
           Office Equipment...............................            1.0
           Chemicals-Specialty............................            0.9
           Transportation.................................            0.8
           Manufacturing..................................            0.7
           Miscellaneous Industries.......................            0.7
                                                                   ------
                                                                     90.6%
           ST Instruments
           Repurchase Agreement...........................            9.7%
                                                                   ------
           Total Investments as a percentage
              of Net Assets...............................          100.3%
                                                                   ======




                       See Notes to Financial Statements.

         FLAG INVESTORS INTERNATIONAL FUND

         Statement of Operations

                                                                   For the
                                                                 Year Ended
                                                                 October 31,
------------------------------------------------------------------------------
                                                                    1999

Investment Income:
      Dividends                                                  $  299,732
      Interest                                                       23,265
            Less: Foreign taxes withheld                            (39,181)
                                                                 ----------
                        Total income                                283,816
                                                                 ==========
Expenses:
      Professional fees                                             162,826
      Investment advisory fee                                        94,386
      Distribution fee                                               31,462
      Accounting fee                                                 27,067
      Transfer agent fee                                             18,644
      Printing and Postage                                           17,338
      Registration fees                                              16,527
      Custodian fee                                                  16,013
      Directors' fee                                                  1,603
      Miscellaneous                                                   4,225
                                                                 ----------
                        Total expenses                              390,091
Less: Fees waived and expenses reimbursed                          (201,046)
                                                                 ==========
                        Net expenses                                189,045
                                                                 ==========
Net investment income                                                94,771
                                                                 ----------
Realized and unrealized gain/(loss) on investments:

      Net realized gain from security transactions                1,501,791
      Net realized loss from foreign currency related
            transactions                                            (27,225)
      Change in unrealized appreciation/depreciation
            of investments                                        1,077,700
      Change in unrealized appreciation/depreciation
            on translation of assets and liabilities
            denominated in foreign currencies                        (3,657)
                                                                 ----------
                        Net gain on investments                   2,548,609
                                                                 ----------

Net increase in net assets resulting from operations             $2,643,380
                                                                 ==========



                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND

Statements of Changes in Net Assets

                                                                  For the Years Ended October 31,
----------------------------------------------------------------------------------------------------
                                                                     1999                 1998
Increase/(decrease) in Net Assets:
Operations:

      Net investment income                                     $     94,771         $     82,879
      Net realized gain from security transactions
            and foreign exchange transactions                      1,474,566              752,382
      Change in unrealized appreciation/depreciation
            of investments                                         1,077,700              (99,666)
      Change in unrealized appreciation/depreciation
            on translation of assets and liabilities
            denominated in foreign currencies                         (3,657)               2,524
                                                                 -----------           ----------
      Net increase in net assets resulting
            from operations                                        2,643,380              738,119
                                                                 -----------           ----------
Dividends to Shareholders from:
      Net investment income and short-term gains                     (48,602)             (82,879)
      Distributions in excess of net investment
            income and short-term gains                                   --             (127,834)
                                                                 -----------           ----------
      Total distributions                                            (48,602)            (210,713)
                                                                 -----------           ----------
Capital Share Transactions:
      Proceeds from sale of 482,274 and
            61,500 shares, respectively                            9,655,136            1,076,733
      Value of 2,257 and 11,538 shares issued in
            reinvestment of dividends, respectively                   40,630              182,302
      Cost of 542,832 and 208,269 shares
            repurchased, respectively                            (10,706,756)          (3,581,124)
                                                                 -----------           ----------
      Total decrease in net assets derived
            from capital share transactions                       (1,010,990)          (2,322,089)
                                                                 -----------           ----------
      Total increase/(decrease) in net assets                      1,583,788           (1,794,683)

Net Assets:
      Beginning of year                                           12,186,956           13,981,639
                                                                 -----------           ----------
      End of year                                                $13,770,744          $12,186,956
                                                                 ===========          ===========
Undistributed (distributions in excess of)
      net investment income                                      $    94,599          $  (192,053)
                                                                 ===========          ===========


                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND

Financial Highlights
(For a share outstanding throughout each year)

                                                                       For the
                                                                     Year Ended
                                                                     October 31,
-----------------------------------------------------------------------------------
                                                                        1999
Per Share Operating Performance:
      Net asset value at beginning of year                           $   16.94                     $ 16.36             $  14.20
                                                                     ---------                     -------              -------
Income from Investment Operations:
      Net investment income                                               0.48                        0.08                 0.11
      Net realized and unrealized gain/(loss) on investments(1)           3.48                        0.76                 2.34
                                                                     ---------                     -------              -------
      Total from Investment Operations                                    3.96                        0.84                 2.45
                                                                     =========                     =======              =======
Less Distributions:
      Distributions from net investment income
      and short-term gains                                               (0.07)                      (0.10)               (0.18)
      Distributions in excess of net investment income
      and short-term gains                                                  --                       (0.16)               (0.11)
                                                                     ---------                     -------              -------
      Total distributions                                                (0.07)                      (0.26)               (0.29)
                                                                     ---------                     -------              -------
      Net asset value at end of year                                 $   20.83                     $ 16.94             $  16.36
                                                                     =========                     =======              =======
Total Return(2)                                                          23.5%                        5.25%               17.48%
Ratios to Average Daily Net Assets:
      Expenses(3)                                                        1.50%                        1.50%                1.50%
      Net investment income(4)                                           0.75%                        0.62%                0.68%
Supplemental Data:
      Net assets at end of year (000)                               $  13,771                     $ 12,187              $13,982
      Portfolio turnover rate                                              18%                         27%                   21%


------------
(1) The years ended October 31, 1999, 1998, 1997, 1996 and 1995 include net realized currency gain/(loss).
(2) Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees and reimbursement of expense (Note
    2),the ratio of expenses to average daily net assets would have been 3.10%, 2.78%, 2.24%, 2.30% and 2.17% for the years ended October 31, 1999, 1998,
    1997, 1996 and 1995, respectively.
(4) Without the waiver of advisory fees and reimbursement of expense (Note 2), the ratio of net investment income to average daily net assets would have been (0.84)%, (0.67)%, 0.44%, 1.10% and 0.02% for the years ended October
    31, 1999, 1998, 1997, 1996, and 1995, respectively.

FLAG INVESTORS INTERNATIONAL FUND


                        For the Years Ended October 31,
          1998             1997                1996              1995
     --------------------------------------------------------------------


        $ 16.36          $  14.20            $  12.69          $  13.97
        -------          --------            --------          --------

           0.08              0.11                0.26              0.09
           0.76              2.34                1.28             (1.37)
        -------          --------            --------          --------
           0.84              2.45                1.54             (1.28)
        =======          ========            ========          ========


          (0.10)            (0.18)              (0.03)               --

          (0.16)            (0.11)                 --                --
        -------          --------            --------          --------
          (0.26)            (0.29)              (0.03)               --
        -------          --------            --------          --------
        $ 16.94          $  16.36            $  14.20          $  12.69
        =======          ========            ========          ========
           5.25%            17.48%              12.13%            (9.16)%

           1.50%             1.50%               1.50%             1.50%
           0.75%             0.62%               1.18%             1.91%

       $ 12,187           $13,982             $12,930           $12,483
            27%                21%                 13%               35%




                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND


Notes to Financial Statements

NOTE 1--Significant Accounting Policies

         Flag Investors International Fund, Inc. (the "Fund"), which began operations on November 18, 1986, is a Maryland Corporation. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its objective is to seek long-term growth of capital primarily through investment in a diversified portfolio of marketable equity securities of issuers located outside of the United States.

         The Fund consists of one share class, Class A Shares, which is subject to a 4.50% maximum front-end sales charge and a 0.25% distribution fee.

         When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

         A. Security Valuation--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. When the security is listed on more than one exchange, the Fund uses the last price on the exchange where the security is primarily traded. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the last bid price in the over-the-counter market. When a market quotation is not readily available, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost which approximates fair market value.

         B. Repurchase Agreements--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the seller agrees to repurchase at a set time and price. The third party, which is the seller's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the seller defaults. The Fund's access to the collateral may be delayed or limited if the seller defaults and the value of the collateral declines or if the seller enters into an insolvency proceeding.

FLAG INVESTORS INTERNATIONAL FUND


NOTE 1--concluded

         C. Foreign Currency Translation--The Fund's books and records are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded in the Fund's records at the effective exchange rate when earned or incurred. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect the current exchange rate. Transaction gains or losses that are a result of changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reported in realized and unrealized gain or loss on investments for the current period.

                         The Fund is authorized to enter into forward foreign
            exchange contracts as a hedge against either specific transactions or portfolio positions. These contracts are not reflected in the Fund's financial statements. However, the net income or loss from these contracts is recorded from the contract's inception date. Premiums or discounts are amortized over the life of the contracts.

         D. Federal Income Taxes--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

                         The Fund is organized as a regulated investment
            company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

         E. Security Transactions, Investment Income, Distributions and Other--The Fund uses the trade date to account for security transactions and the specific identification cost method for financial reporting and income tax purposes to determine the gain or loss on investments sold or redeemed. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FLAG INVESTORS INTERNATIONAL FUND

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

         Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Deutsche Bank, AG, is the Fund's investment advisor and The Glenmede Trust Company ("Glenmede") is the Fund's subadvisor. As compensation for advisory services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the annual rate of 0.75%. As compensation for subadvisory services, ICC pays Glenmede an annual fee based on the Fund's average daily net assets. This fee is calculated monthly and paid quarterly at the annual rate of 0.55%.

         On June 4, 1999, Bankers Trust Corporation, the parent company of Investment Company Capital Corp ("ICC"), the investment advisor to the Fund was acquired by Deutsche Bank AG. As a result, ICC also became an indirect wholly-owned subsidiary of Deutsche Bank AG.

         ICC has agreed to waive up to all of its fees and reimburse expenses if necessary so that the Fund's total operating expenses are no more than 1.50% of the Fund's average daily net assets. For the year ended October 31, 1999, ICC waived fees of $94,386 and reimbursed expenses of $106,660. At October 31, 1999, the Fund was owed $21,276 from the advisor for reimbursed expenses. ICC paid Glenmede $69,173 for subadvisory services for the year ended October 31, 1999.

         Certain officers and directors of the Fund are also officers or directors of the Fund's investment advisor or subadvisor.

         ICC also provides accounting services to the Fund for which the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. For the year ended October 31, 1999, ICC's fee was $27,067 of which $2,352 was payable at the end of the year.

         ICC also provides transfer agent services to the Fund for which the Fund pays ICC a per account fee that is calculated and paid monthly. For the year ended October 31, 1999, ICC's fee was $18,644 of which $8,313 was payable at the end of the year.

         Bankers Trust Co. an affiliate of the advisor is the Fund's custodian. For the year ended October 31, 1999, Bankers Trust's fee was $16,013 of which $5,998 was payable at the end of the year.

         ICC Distributors, Inc., a member of the Forum Group of Companies, ("ICC Distributors"), provides distribution services to the Fund for which ICC Distributors is paid an annual fee that is calculated daily and paid monthly at an annual rate equal to 0.25% of the Fund's average daily net assets. For the year

FLAG INVESTORS INTERNATIONAL FUND


NOTE 2 -- concluded

ended October 31, 1999, ICC distributor's fee was $31,462 of which $2,837 was payable at the end of the year.

         The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended October 31, 1999 was $559, and the accrued liability was $776.

NOTE 3--Capital Share Transactions

         The Fund is authorized to issue up to 28 million shares of $.001 par value capital stock (10 million Flag Investors Class A , 2 million Flag Investors Class B, 15 million Flag Investors Class C and 1 million undesignated).

NOTE 4--Investment Transactions

         Excluding short-term and U.S. government obligations, purchases of investment securities aggregated $2,174,432 and sales of investment securities aggregated $3,929,918 for the year ended October 31, 1999.

         On October 31, 1999 the tax basis of investments held was $11,077,133. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $3,408,509 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $676,868.


NOTE 5--Foreign Investment Risk

         Foreign investments involve substantial and different risks than investments in companies in the United States. In general, less information is publicly available about foreign companies than is available about companies in the United States. Most foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States.

         Foreign stock markets are generally not as developed or efficient as those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity.

FLAG INVESTORS INTERNATIONAL FUND


Notes to Financial Statements (concluded)

NOTE 5 -- concluded

         Although the Fund intends to invest in securities of companies and governments of developed, stable nations, there is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the Fund in some foreign countries.

NOTE 6--Federal Income Tax Information

         The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

         On October 31, 1999, there was a tax capital loss carryforward available for the current period of approximately $540,036 which expires in 2001. This carryforward can be used to offset future net capital gains.

NOTE 7--Net Assets

         On October 31, 1999, net assets consisted of:

Paid-in capital                                                     $10,987,941
Undistributed net investment income                                      94,599
Accumulated net realized loss from security and
      foreign exchange transactions                                    (540,036)
Unrealized appreciation of investments                                3,228,613
Unrealized translation loss                                                (373)
                                                                   ------------
                                                                    $13,770,744
                                                                   ============

NOTE 8--Personal Income Tax Information for the Shareholder (unaudited)

         The following information summarizes all distributions paid by the Fund during the taxable period ended October 31, 1999.

Domestic Ordinary Income                                         $          548
Foreign Source Income                                                    48,054
                                                                   ============
      Total Ordinary Income                                              48,602
                                                                   ============
Long-Term Capital Gains                                                      --
      Total Distributions                                                48,602
                                                                   ============
Foreign Tax Paid or Withheld                                      $      33,349
                                                                   ============

FLAG INVESTORS INTERNATIONAL FUND


NOTE 8 -- concluded

         The foreign taxes paid or withheld represent taxes incurred by the Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

FLAG INVESTORS INTERNATIONAL FUND


Independent Auditors' Report

The Board of Directors and Shareholders
Flag Investors International Fund, Inc.:

         We have audited the accompanying statements of net assets of Flag Investors International Fund, Inc. as of October 31, 1999, and the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flag Investors International Fund, Inc. as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE llp
Princeton, New Jersey
December 3, 1999

FLAG INVESTORS INTERNATIONAL FUND


Shareholder Meeting (unaudited)

         A Special Meeting of Shareholders of the Flag Investors International Fund, Inc. (the "Special Meeting") was held on October 7, 1999, at which time shareholders voted to approve a new investment advisory agreement (the "Advisory Agreement") with ICC. Shareholders also approved a new sub-advisory agreement with The Glenmede Trust Company (the "Sub-Advisory Agreement"). Shareholders also elected the Board of Directors. Shareholders also voted to eliminate, modify or reclassify certain fundamental restrictions of the Fund.

         Additionally shareholders approved the reorganization of the Fund's structure into a master-feeder structure under which the Fund would invest all of its assets in the International Equity Portfolio (the "master fund').

         This reorganization is expected to occur on or about January 15, 2000. When the reorganization occurs, the investment advisory services will be provided to the Fund at the master fund level. The effect of the reorganization is that shareholders of the Fund will have their investments managed by Banker Trust, the investment advisor of the master fund, rather than Investment Company Capital Corp. ("ICC") and The Glenmede Trust Company ("Glenmede").

FLAG INVESTORS INTERNATIONAL FUND


The results of the shareholder voting at the Special Meeting are as follows:

                                                                    Withheld/                              Broker
   Proposal                                           For            Against             Abstain         Non-Votes
--------------------------------------------------------------------------------------------------------------------
   Elect Truman T. Semans                           374,722                               2,882
--------------------------------------------------------------------------------------------------------------------
   Elect Richard R. Burt                            375,469                               2,135
   Elect Joseph R. Hardiman                         375,469                               2,135
   Elect Louis E. Levy                              374,722                               2,882
   Elect Eugene J. McDonald                         374,722                               2,882
   Elect Robert H. Wadsworth                        375,469                               2,135
   Reorganization of Fund's
       Structure with modifications
   to investment objective                          336,387           7,252               5,325           28,640
   Investment Advisory Agreement
       with ICC                                     366,565           5,554               5,485
   Sub-Advisory Agreement with
       ICC and The Glenmede Trust Co.               363,997           7,655               5,952
   Eliminate policy regarding
       short sales                                  325,961          19,271               3,732           28,640
   Eliminate policy regarding
       purchasing securities on margin              326,708          18,524               3,732           28,640
   Eliminate policy regarding oil,
       gas and mineral leases                       326,663          14,307               7,993           28,641
   Eliminate policy regarding
       restricted securities                        327,514          14,440               7,010           28,640
   Modify policy regarding
       commodities                                  323,172          21,841               3,951           28,640
   Modify policy regarding
       borrowing                                    322,809          19,248               6,907           28,640
   Modify policy regarding
       loans                                        322,911          18,781               7,272           28,640
   Modify and reclassify as non-
       fundamental the policy regarding
       illiquid and restricted securities           329,261          13,840               5,863           28,640

FLAG INVESTORS INTERNATIONAL FUND


Directors and Officers

                                TRUMAN T. SEMANS
                                    Chairman

              RICHARD R. BURT                     CARL W.  VOGT, ESQ.
                 Director                              President

            JOSEPH R. HARDIMAN                     CHARLES A. RIZZO
                 Director                              Treasurer

               LOUIS E. LEVY                         AMY M. OLMERT
                 Director                              Secretary

            EUGENE J. MCDONALD                     DANIEL O. HIRSCH
                 Director                         Assistant Secretary

            ROBERT H. WADSWORTH
                 Director


Investment Objective

A mutual fund seeking long-term growth of capital primarily through investment in a diversified portfolio of marketable equity securities of issuers located outside of the United States.

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


                 This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

                 For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

                                 (Logo omitted)
                                 FLAG INVESTORS
                           Investing With A Difference


                                     Growth

                          Flag Investors Emerging Growth Fund

                          Flag Investors Equity Partners Fund

                           Flag Investors International Fund


                                    Specialty

                           Flag Investors Communications Fund

                         Flag Investors Real Estate Securities Fund


                                    Balanced

                           Flag Investors Value Builder Fund


                                   Fixed Income

                        Flag Investors Short-Intermediate Income Fund

                     Flag Investors Total Return U.S. Treasury Fund Shares


                                  Tax-Free Income

                      Flag Investors Managed Municipal Fund Shares


                                  Money Market

                        Flag Investors Cash Reserve Prime Shares



                                   P.O. Box 515
                              Baltimore, Maryland 21203
                                   800-767-FLAG
                               www.flaginvestors.com

                                 Distributed by:
                             ICC Distributors, Inc.
                                                            INTLANN(12/99)